UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       October 25, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 9.           Regulation FD Disclosure

     On October 25, 2002, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International to Broadcast Third Quarter 2002 Earnings Conference Call Over the Internet." The press release contained the following information.





                                                           FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo,
         Director of Investor Relations
         (913) 967-4109


            Applebee's International to Broadcast Third Quarter 2002
                   Earnings Conference Call Over the Internet

Overland Park, Kan., October 25, 2002 -- Applebee's International, Inc. (Nasdaq:APPB) will be releasing third quarter 2002 earnings after the market closes on Wednesday, October 30, 2002, and will be hosting a conference call to review the results on Thursday morning, October 31, 2002, at 10:00 a.m. Central Standard Time (11:00 a.m. Eastern Standard Time). The conference call will be broadcast live over the Internet.

To listen to the conference call, please go to the Investor Relations section of the company's website (www.applebees.com) at least 15 minutes prior to the commencement of the call to register, download, and install any necessary audio software. A replay will be available shortly after the call.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,469 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    October 25, 2002                  By: /s/  Steven K. Lumpkin
         ---------------------                 -----------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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